UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 21, 2015
(Date of Report (Date of Earliest Event Reported))

SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State of Other Jurisdiction Of Incorporation)	1-13820 (Commission File Number)	16-1194043 (I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

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(716) 633-1850
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The 2015 Annual Meeting of Shareholders of Sovran Self Storage, Inc. (the "Company") was held on May 21, 2015.   Proxies were solicited pursuant to the Company's proxy statement filed on April 8, 2015 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.  There was no solicitation in opposition to the Company's solicitation.   As of the record date of March 20, 2015, there were 35,562,772 shares of the Company's common stock issued and outstanding. 33,948,152  shares were represented in person or by proxy at the meeting, or 95.46% of the total shares issued and outstanding.    Set forth below is a brief description of each matter voted on at the meeting and the final voting results.

Proposal 1.            The election of six directors of the Company to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified.  In accordance with the results below, each nominee as listed in the proxy statement was elected to serve as a director.

	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Attea	29,998,220	1,418,881	2,531,051
Kenneth F. Myszka	30,047,920	1,369,181	2,531,051
Charles E. Lannon	30,808,736	608,365	2,531,051
Stephen R. Rusmisel	31,004,454	412,647	2,531,051
Arthur L. Havener, Jr.	31,261,614	155,487	2,531,051
Mark G. Barberio	31,262,040	155,061	2,531,051

Proposal 2.            The adoption of the Sovran Self Storage, Inc.  2015 Award and Option Plan.  In accordance with the results below, the Sovran Self Storage, Inc.  2015 Award and Option Plan was  adopted.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,199,236	695,211	522,654	2,531,052

Proposal 3.            The approval of the Amended and Restated Deferred Compensation Plan for Directors of the Company.  In accordance with the results below, the Amended and Restated Deferred Compensation Plan for Directors of the Company was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,370,260	278,515	768,326	2,531,052

Proposal 4.            The ratification of the appointment by the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015.  In accordance with the results below, the appointment of Ernst & Young LLP was ratified and approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,646,087	279,561	22,504	0

Proposal 5.            Proposal to approve (on a non-binding basis) the compensation of the Company's executive officers. In accordance with the results below, the compensation was approved (on a non-binding basis).

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,488,666	836,933	91,503	2,531,051

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2015	Sovran Self Storage, Inc. By: /s/ Andrew J. Gregoire Name: Andrew J. Gregoire Title: Chief Financial Officer